1
Pivotal Energy Development
Dana Grams
President, Pivotal Energy
Development

Forward-Looking Statements
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” as defined in the Private Securities Litigation Reform
Act of 1995. Forward-looking statements involve matters that are not historical facts and because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," “believe,” "can,"
"could," "estimate," "expect," "forecast," “future,” “goal,” "indicate," "intend," "may," “outlook,” "plan," “potential,” "predict,"
"project,” "seek," "should," "target," "will," "would," or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe that our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations. Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products, impact of changes in state and federal legislation and regulation, actions taken by government agencies on rates and other matters, concentration of credit risk, utility and energy industry consolidation, costs and timelines of construction projects may be affected by government and other approvals, development project delays, adequacy of supply of diversified vendors, unexpected changes in project costs including the cost of funds to finance these projects, impact of acquisitions and divestitures, direct or indirect effects on AGL Resources' business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors, interest rate fluctuations, financial market conditions and general economic conditions, uncertainties about environmental issues and the related impact of such issues, impacts of changes in weather upon the temperature-sensitive portions of the business, impacts of natural disaster such as hurricanes upon the supply or price of gas, acts of war or terrorism, and other factors which can be found in our filings with the
Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake any obligation to update these statements to reflect subsequent changes.
Management does not affirm or update earnings guidance during private and one-on-one meetings with investors, but only updates or confirms earnings guidance through public disclosure and filing with the commission. Earnings guidance is only effective as of the date it is given. The company further disclaims any duty to update its guidance.

Non-GAAP Measures
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations. EBIT is a non-GAAP (accounting principles generally accepted in the
United States of America) financial measure. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.
Operating margin is a non-GAAP measure calculated as revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers.
We also use EBIT and operating margin internally to measure performance against budget and in reports for management and the Board of Directors. Projections of forward-looking EBIT and operating margin are used in our internal budgeting process, and those projections are used in providing forward-looking business segment EBIT and operating margin projections to investors. We are unable to reconcile our forward-looking EBIT and operating margin business segment guidance to GAAP earnings per share because we do not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts. The impact of these items could be material to our operating results reported in accordance with GAAP.
EBIT and operating margin should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income or net income as determined in accordance with GAAP. In addition, the company's EBIT or operating margin may not be comparable to similarly titled measures of another company.
Reconciliation of non-GAAP financial measures referenced in this presentation are available on the company’s website at
www.aglresources.com under the Investor Relations section.

Underground Natural Gas Storage
• Process
 • Geology to cavern creation to operations
• Fundamentals
• Project status
 • Golden Triangle
 • Jefferson Island Storage and Hub expansion
 • Other project development efforts

Initial constant thickness salt layer
Salt moves into network of ridges
Ridges continue to grow as salt withdraws from the intervening lows – salt domes start to form at nodes
Salt domes continue to grow at the expense of previously formed ridges – salt now completely withdraws from lows surface
sulfur
limestone
anhydrite
gypsum
petroleum

Drilling borehole
Start of solution mining
Continued solution mining
Solution mining completion
Compressed gas displaces brine
Storage operation

Geology to Cavern Creation to Operations

One Key Issue - Brine Disposal
• Between 7 and 8 barrels of water
 are needed to create 1 barrel of
 cavern space (GTS caverns are
 8.2 million barrels in size)
• Saturated brine (about 10 times
 more concentrated than sea water)
 is disposed of by injection into
 Miocene and Frio formations below
    4,000 feet
• Permitting issues
 – Impact on area oil and
 gas wells
 – Potential potable water
 contamination
 – Effect on other brine
 disposal operations
Miocene
Log
Frio
Log
Well Logs
indicating nearly
1,800 feet of
permeable sand
disposal zones

Granite Wash
Anadarko Basin
Deep Gas
(Springer/Morrow)
Arkoma Basin
Caney/Fayetteville
Shale
Vernon, Sligo Field
Tight Sands
Fort Worth Basin
Barnett Gas Shale
East Texas Basin
Bossier and Deep/Cotton
Valley Tight Sands
Lake Charles
Cheniere
Creole Trail
Cheniere
Sabine Pass
Sempra
Port Arthur
ExxonMobil
Golden Pass
Cheniere
Freeport
Deep Gulf of Mexico
Fissure Trend
LNG

1/1/04
3/1/04
5/1/04
7/1/04
9/1/04
11/1/04
1/1/05
3/1/05
5/1/05
7/1/05
9/1/05
11/1/05
1/1/06
3/1/06
5/1/06
7/1/06
9/1/06

Electric
Industrial
Core
Consumption (Bcf/d)
100
90
80
70
60
50
40
30
20
10
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10

Fundamentals
-
100
200
300
400
500
600
700
1964
1969
1974
1979
1984
1989
1994
1999
2004
2009
2014
2019
2024
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
Henry Hub Price
$/MMbtu
The effects of
Katrina and Rita
It may take up to $5
billion of capital for
every 8 million tons
(1.0 Bcf/d) of new
liquefaction installed
Large volumes of gas
will head toward the Gulf
coast coming from either
LNG or high cost
unconventional reserves
Abnormal weather events,
hurricanes, extreme
heat or cold will have
a significant
effect on prices
Source: Poten and Partners
Source: Gas Daily
World Wide
Liquefaction
Possible
Planned
Under Construction
Operating
Power Generation
is the biggest driver
of incremental gas
demand over the
planning horizon

North American Storage Capacity - Tcf
Annual Capacity Additions - Bcf
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Storage Additions Lag Behind Use
On average from 1995 through 2007 the growth in
storage capacity has lagged behind the growth in
maximum stored capacity by nearly 20 Bcf per year.
20
40
60
80
100
3.8 Tcf
3.5 Tcf
Source: Wood Mackenzie, EIA, Pivotal
2.50
2.75
3.00
3.25
3.50
3.75
4.00
4.25
Annual Storage Capacity Additions
Installed Storage Capacity
Annual Maximum Stored Capacity

27.9 MMDth
19.8 MMDth
4
750 MMcf per Day
1,500 MMcf per Day
11

Acadian
Trunkline
AGL Resources

Project Status - JISH and JISH Expansion
Jefferson Island
Storage and Hub
Existing Caverns
Proposed Caverns
• Total Capacity
• Working Gas
• Number of Caverns
• Max Injection Capability
• Max Withdrawal Capability
• Interconnects
 10.0 MMDth
 7.2 MMDth
 2
   360 MDth/Day
   720 MDth/Day
 9
Existing
Configuration
Expanded
Configuration
Crosstex LIG
Sabine, Gulf South, NGPL
Southern Natural (Proposed)
Sea Robin
Tennessee
Texas Gas
Lake Peigneur
Columbia Gulf
Bridgeline
Dow

Project Status - JISH and JISH Expansion
• Actively proceeding with litigation, but negotiations continue with the State
• Upgraded facilities
 – Leach plant complete
 – New Trunkline interconnect
 – Additional interconnects planned
 – MAOP of header increased
 – Added capacity at key meters
 – 8,000 HP added in 2005
• Maturing portfolio of customers
 – Smaller increments of subscriptions
 – Added geographic diversity
 – Broader range of contract terms
• Increased commercial optimization

Project Status - Golden Triangle
Beaumont
Disposal Line
• Two, 6 Bcf caverns
• 15,000 Hp of compression
• 6 pipeline interconnections
 – Kinder Morgan, Centana, Golden Pass,
  Energy Transfer Co., Texas Eastern, Florida Gas
• 9 Miles of twin 24 inch pipeline
• In service - late 2010, late 2012

Project Status - Golden Triangle
• Permits
 – FERC permit received Dec. 31, 2007
 – Texas RR Commission well permit received Dec. 3, 2007
 – Applications for other permits progressing on schedule
 g US Corp of Engineers - Wetlands
 g Texas Historical Commission - SHPO clearance
 g Texas Railroad Commission - Brine disposal
• Construction and procurement
 – Over $10 million has been spent to date
 – Nearly $20 million is currently committed to long-lead
 time procurement and construction contracts
• Total estimated cost is $265 million
• Schedule
 – Site work - begins May 15
 – Cavern 1 - Q4 - 2010
 – Cavern 2 - Q4 - 2012

Completed Work
Current Work
Future Work
06
2007
2008
2009
2010
2011
2012
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Program
Stage 1 (Assessment)
Stage 2 (Definition & Planning)
Stage 3 (Initial Design & Preparation)
File FERC Application (6/29/07)
Project A (Leach Plant, Brine Disposal Wells, Storage Well 1)
Receive FERC Certificate (12/31/07)
Initial Ops Cavern 1
FULL OPERATIONS CAVERN 1 (Late 2010)
Stage 4 (Detailed Design & Execution)
Engineering / Procurement
Construction / Drilling
Leaching
Dewatering
Project B (Header & Interconnects, Compressor Station Phase 1)
Stage 4 (Detailed Design & Execution)
Compression Phase 1 Header & Interconnects
Engineering
Procurment
Construction
Project C (Storage Well 2, Compressor Station Phase 2)
Stage 4 Compression Phase 2 (Detailed Design & Execution)
Stage 4 Storage Well 2 (Detailed Design & Execution)
Engineering
Procurement
Construction
Initial Ops Cavern 2
Drilling
Leaching
Dewatering
FULL OPERATIONS CAVERN 2 (Late 2012)

GTS Schedule

The Next Project ...
• Option on site in hand
• Similar characteristics to GTS
 – 2 caverns
 – 6 Bcf working capacity each - expandable to 8 Bcf
 with watering / dewatering
 – Maximum injection of 300 MMscf/d
 – Maximum withdrawal of 600 MMscf/d
 – Up to 8 interconnects
• Schedule
 – Pre-filing - anticipated in late 2008
 – FERC permit process - 2009